UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

LOCAL BOUNTI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40125	98-1584830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	400 W. Main St.
Hamilton	MT	59840
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 640-4016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOCL	New York Stock Exchange
Warrants, thirteen exercisable for one share of Common Stock for $149.50 per share	LOCL WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Seventh Amendment to Credit Agreements

As previously disclosed, in September 2021, Local Bounti Corporation (the “Company”), along with certain subsidiaries of the Company, and Cargill Financial Services International, Inc. (“Cargill Financial”) entered into (a) a credit agreement (the “Original Senior Credit Agreement”) and (b) a subordinated credit agreement (the “Original Subordinated Credit Agreement” and, together with the Original Senior Credit Agreement, the “Original Credit Agreements”). Also as previously disclosed, in March 2022, August 2022, December 2022, January 2023 and March 2023, the Company, along with certain subsidiaries of the Company and Cargill Financial, entered into that certain First Amendment to Credit Agreements and Subordination Agreement, that certain Second Amendment to Credit Agreements, that certain Third Amendment to Credit Agreements, that certain Fourth Amendment to Credit Agreements, that certain Fifth Amendment to Credit Agreements and that certain Sixth Amendment to Credit Agreements, respectively, to amend the Original Credit Agreements (as amended, the “Credit Agreements”).

On October 2, 2023, the Company, along with certain subsidiaries of the Company, entered into a Seventh Amendment to Credit Agreements (the “Seventh Amendment”) with Cargill Financial to further amend the Credit Agreements. The Seventh Amendment allows for the payment in kind of the quarterly interest payments due and payable for the quarters ending September 30, 2023 and December 31, 2023.

All capitalized terms above that are not defined elsewhere have the meanings ascribed to them in the Seventh Amendment or the Credit Agreements, as applicable. The foregoing description of the Seventh Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Seventh Amendment to Credit Agreements, dated as of October 2, 2023, by and among Local Bounti Operating Company LLC, Local Bounti Corporation, the guarantors party thereto and Cargill Financial Services International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Local Bounti Corporation

/s/ Kathleen Valiasek
Name: Kathleen Valiasek
Title: Chief Financial Officer
Date: October 6, 2023